CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                           MEMORANDUM OF UNDERSTANDING
                     JOINT PRODUCT DEVELOPMENT AND MARKETING

         This Memorandum of Understanding ("this MOU") is entered into this 2nd day of September 1999 ("Effective Date"), by and between UTStarcom, Inc., a corporation having its principal place of business at 1275 Harbor Bay Parkway, Suit 100 Alameda, California 94502, U.S.A. ("Developer"), and Matsushita Communication Industrial Co., Ltd., a corporation having its principal place of business at 4-3-1, Tsunashima-higashi, Kohoku-ku, Yokohama, 223-8639, Japan, acting through its Communication Systems Division ("Co-developer").

                                   WITNESSETH:

         WHEREAS, Co-developer desires to have Developer provide engineering expertise in connection with the joint development of a product which combines the functionality of a PBX and a LAN, referred to as an Internet Protocol Telephony Switch ("IPTS"), which is developed based on the High Level Requirement for IPTS ("HLR") provided by Co-developer to Developer, and which Co-developer intends to consider for commercial marketing; and

         WHEREAS, Co-developer is also considering a licensing arrangement under certain intellectual property rights of Developer in connection with the IPTS; and

         WHEREAS, Developer desires to provide its engineering expertise, and to grant a license under its intellectual property rights to Co-developer; and

         WHEREAS, Co-developer desires to provide its proprietary information with respect to specifications and market information for its own PBX products; and

         WHEREAS, the parties have entered into a mutual Confidential Disclosure Agreement dated July 5, 1999 ("Confidential Agreement") to exchange the confidential information owned by each party;

         NOW, THEREFORE, Co-developer and Developer hereby express their intention to agree as follows:

1. SERVICES AND PRODUCT DEVELOPMENT; INTELLECTUAL PROPERTY RIGHTS;
CONFIDENTIALITY

         a. ENGINEERING SERVICES. In consideration of the fees agreed to in
Section 2[a] of this MOU, Developer will use its best efforts to provide to Co-developer its engineering services related to development of the IPTS described in Exhibit A of this MOU, which is incorporated into this MOU by reference. Developer's engineering services shall be provided to Co-developer pursuant to Exhibit B (Schedule of Deliverables), Exhibit C (Preliminary Release Schedule) and Exhibit D (MCI Business Regulations: Regulations on New Product Development, Rec.#RT-0402 Version 5), which are also incorporated into this MOU by reference. Developer's representative[s] shall confer with Co-developer as requested to discuss and report on the progress of the development work described in Exhibits B, C and D.

         b. INTELLECTUAL PROPERTY RIGHTS. Co-developer agrees that Developer retains full and exclusive rights and ownership in any and all letters patent, inventions, software, firmware, algorithms, know-how, trademarks, copyrights and trade secrets described in Exhibit E of this MOU, any Confidential Information (as defined in the Confidential Agreement), and any other proprietary rights which Developer currently possesses (and which are described in Exhibit E hereto), develops independently in the course of providing engineering services pursuant to this MOU, or is otherwise entitled to by law. In the event any improvement, enhancement, addition or other modification to the IPTS is invented, created or perceived jointly by the parties during the term of this MOU ("Joint Property"), such Joint Property shall be jointly owned by the parties hereto. Any application for protection of Joint Property, and any associated costs for such protection, shall be mutually agreed upon by the parties in the form of a separate written agreement in advance of attempt to protect the Joint Property. The parties hereto may use Joint Property for any purpose without the consent of the other party and without any compensation or accounting to the other party.

         c. CONFIDENTIALITY. The Confidential Agreement is incorporated herein as Exhibit F, and shall continue in full force and effect with respect to the subject matter of this MOU during the term of this MOU, notwithstanding any provision of the Confidential Agreement to the contrary.

2. FEES

         a. NON-RECURRING ENGINEERING FEES - AMOUNTS AND DATES. Co-developer will pay Developer fees upon the events and the deliveries defined in Exhibit B of this MOU, and in the amounts set forth below:


EVENTS AND DELIVERIES                                              PAYMENT
---------------------                                              -------
Co-developer and Developer execute this MOU
Developer delivers Preliminary Product Proposal defined in
Exhibit B to Co-developer - by September 2,1999                         [*]

Developer delivers Design Specification defined in Exhibit B
to Co-developer - by October 15, 1999                                   [*]

Developer delivers Release 0.5 System defined in Exhibit B
to Co-developer - by December 17, 1999                                  [*]


3.         FUTURE EXECUTION OF FORMAL CONTRACT

     If the parties mutually agree that the development of the IPTS is both technically feasible and commercially practicable, the parties may execute a formal contract for the commercial development of the IPTS, which would be executed by the parties contingent upon the completion of the functional specification by no later than January 31,1999. The formal contract provisions would address (but not be limited to) the following items: product deliverables; product development schedule; payment terms; licensing of intellectual property rights; exclusive or non-exclusive marketing and distribution rights. The parties understand and agree that (a) Section 3 hereof is intended solely as an expression of the parties' potential intent to enter into a future agreement under the conditions and as to the subject matter set forth in this Section 3; and (b) such future agreement, if any, shall be reduced to a written contract between the parties by no later than January 31, 2000. Notwithstanding the foregoing, neither party is obligated by virtue of this Section 3 to enter into or negotiate towards any agreement whatsoever.

4. TERM, TERMINATION AND SURVIVAL

          a. TERM. This MOU shall be effective as of the Effective Date, and shall be remain in force until January 31, 2000.

          b. TERMINATION. Either party may terminate this MOU at any time by giving the other party 60 days prior written notice.


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          c. SURVIVAL. The Section 1 and this 4[c] will survive any expiration or termination of this MOU

5. EXPORT ADMINISTRATION

         Each party will comply with any applicable export laws, regulations or other restrains of any countries, including but not limited to the U.S.A. and Japan.

6. GOVERNING LAW

         The validity, construction and performance of this MOU shall be governed by substantive laws of State of New York.

7. INTEGRATION

         This MOU sets forth the entire agreement and understanding between the parties and supersedes all prior agreements, proposals, communications and discussions between the parties, whether written or oral, relating to the subject matter hereof.

8. DISPUTE RESOLUTION

         The parties will attempt to settle amicably any dispute that arises in connection with this MOU. If such dispute cannot so settled within 60 days of its occurrence, either party may avail itself of any applicable remedies.

         IN WITNESS WHEREOF, the parties have, by their duly authorized representatives to the parties, executed this MOU on the date first above written.

AGREED:

DEVELOPER:                                  CO-DEVELOPER:

/s/ Hong Liang Lu                           /s/ Y. Katsura
------------------------                    -------------------------
Signature                                   Signature

HONG LIANG                                  YASUO KATSURA
------------------------                    -------------------------
Name                                        Name

PRESIDENT                                   DIRECTOR
------------------------                    -------------------------
Title                                       Title

Exhibit A: IPTS Preliminary Product Proposal
Exhibit B: Schedule of Deliverables
Exhibit C: Preliminary Release Schedule
Exhibit D: MCI Business Regulations on New Product
Exhibit E: List of Developer's IPR related to the IPTS
Exhibit F: Confidential Disclosure Agreement

                      Exhibits A-E

                           [*]



[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT F

                             Confidential Agreement
                   (MUTUAL CONFIDENTIAL DISCLOSURE AGREEMENT)

                    MUTUAL CONFIDENTIAL DISCLOSURE AGREEMENT


This Agreement made and entered into by and between

UTStarcom, Inc., a corporation having its principal place of business at 1275 Harbor Bay Parkway, Suite 100 Alameda, California 94502, U.S.A., (hereinafter called "UTS"), and

Panasonic Telecommunication Systems Company, Division of Matsushita Electric Corporation of America, a Delaware, USA corporation, having a place of business at Two Panasonic Way, Secaucus, New Jersey 07094, U.S.A, (hereinafter called "PTSC"), and

Panasonic Information and Networking Technologies Laboratory, Laboratory of Panasonic Technologies, Inc., a Delaware, USA corporation, having a place of business at Two Research Way, Princeton, New Jersey 08540, U.S.A., (hereinafter called "PINTL"), and

Matsushita Communication Industrial Corporation of U.S.A., a US corporation having its place of business at 776 Highway 74 South Peachtree City, Georgia 30269, U.S.A, acting through its Systems Department (hereinafter called "MCUSA"), and

Matsushita Communication Industrial Co., Ltd., a Japanese corporation, having its place of business at 4-3-1, Tsunashima-higashi, Kohoku-ku, Yokohama, 223-8639, Japan, acting through its Communication Systems Division (hereinafter called "MCI").

                                   WITNESSETH

1. Any term listed in Attachment 1, as used herein, shall have the meaning set forth therein. In addition, PTSC, PINTL, MCUSA and MCI shall be referred to collectively herein as the "Matsushita Parties".

2. This Agreement shall be applicable to Information disclosed by any Of the Matsushita parties to UTS or by UTS to any of the Matsushita parties party during the Disclosure Period.

3. In order to be treated in accordance with the terms and conditions of this Agreement,

     (a) the Information shall be disclosed in tangible form conspicuously labeled by the disclosing party as "Confidential" or "Proprietary", or

     (b) if the Information is disclosed orally, through demonstration or in other intangible form, the disclosing party must specifically designate it as "Confidential" or "Proprietary" at the time of such disclosure and confirm it in writing conspicuously labeled as "Confidential" or "Proprietary" to be received by the receiving party within thirty
         (30) days following such disclosure.

     Any Information received or transmitted electronically shall be deemed disclosed in tangible form.

4. During the Confidentiality Period, each receiving party agrees to extend the following treatment ("Confidential Treatment") to the Information of each disclosing party:

    (a) to use the same reasonable care in keeping confidential the Information of the disclosing party as it uses for its own confidential information of a similar nature (such reasonable care herein referred to as "Protective Efforts"), and

     (b) to use the Information only for the Purpose, except as the disclosing party may otherwise agree in writing.

     A receiving party shall not be liable for inadvertent disclosure of the Information of a disclosing party, provided it has made Protective Efforts and, upon discovery of any such inadvertent disclosure of the Information of the disclosing party, the receiving party promptly advises the disclosing party of the inadvertent disclosure and endeavors to prevent any further inadvertent disclosure. The receiving party shall not be liable for unauthorized disclosure or use by persons who are or have been its employees unless the receiving party fails to make Protective Efforts.

     5. Confidential Treatment shall not be extended to Information of a disclosing party that:

          (a) was in the public domain at the time it was disclosed or becomes part of the public domain after disclosure, including, without limitation, disclosure in a U.S. or foreign patent or printed publication, or inherent disclosure through the unrestricted use, lease, sale or other disposal of products embodying the same; or

          (b) was known to the receiving party at the time of its disclosure or becomes known to it from a party other than disclosing party who has the apparent right to transfer or disclose such Information; or

     (c) is independently developed by the receiving party without reliance on the Information of the disclosing party; or

     (d) is disclosed by the disclosing party to a third party without restrictions on such third party's rights to disclose or use the same; or

     (e) is approved for release upon the disclosing party's prior written consent; or

     (f) is disclosed by the receiving party pursuant to judicial order, requirement of a governmental agency or by operation of law, provided that the receiving party informs the disclosing party within thirty
         (30) days after receiving notice of its obligation to make such disclosure, and takes reasonable steps to limit the scope of such disclosure; or

     (g) is disclosed by the disclosing party to the receiving party after written notification by the receiving party that it will not accept any further Information in confidence.

6. This Agreement shall not be construed to bind or impose obligations upon any divisions and/or business units of MCI, Matsushita Electric Corporation of America, MCUSA or Panasonic Technologies, Inc., or their parent companies, subsidiaries and/or affiliated companies other than the above-mentioned divisions, except for any of such divisions and/or business units as receive disclosure of the Information.

7. Each disclosing party understands that each receiving party may currently or in the future be developing internally, or receiving from other parties, information that may be similar to Information of the disclosing party. Accordingly, neither this Agreement nor receipt of Information hereunder shall limit a receiving party's development and marketing of concepts, techniques, products or systems similar to or competing with the Information of the disclosing party, nor will this Agreement or receipt of Information hereunder prevent a receiving party from undertaking similar efforts or discussion with any third parties. Nothing in this paragraph shall be construed to diminish in any way the obligations of the parties set forth in paragraph 4 hereof.

8. It is understood that the receipt of Information under this Agreement shall not create any obligation in any way limiting or restricting the dispatching, assignment and/or reassignment of employees of the receiving party.

     9. Nothing contained in this Agreement shall be construed as

         (a) obliging or entitling any party to furnish to or receive from any other party any goods or services that may be referenced herein; or

         (b) an agreement or commitment by any party to enter into further business relationships including, but not limited to, development, purchasing or licensing; or

         (c) granting or conferring expressly, implicitly, or otherwise, any rights by license or otherwise for any invention, discovery or improvement made, conceived, or acquired prior to or after the date of this Agreement; or

         (d) granting any license, express or implied, in the Information to any receiving party other than to use the Information in the manner and to the extent authorized by this Agreement.

     10. Each party will act as an independent contractor and not as an agent or employee of any other party, and no party will have the authority to bind any other party. This Agreement will not create a joint venture, partnership or other business relationship or entity of any kind, or an obligation or commitment to form such relationship or entity.

     11. Export Control

         (a) The respective disclosing party shall be responsible for obtaining any export license required under applicable laws or regulations with respect to the export to MCI of any Information of such disclosing party. MCI will provide such disclosing party with reasonably necessary cooperation for obtaining such export license.

         (b) In the event that a Japanese governmental authorization is required for the disclosure of MCI's Information under this Agreement, MCI will not disclose such Information until MCI obtains such authorization.

     12. This Agreement shall be governed by and construed in accordance with the laws of Japan irrespective of its conflict-of-laws rules.

     13. This Agreement represents the entire understanding among the parties with respect to the Information, and no waiver, alteration, or modification of any of the provisions hereof shall be binding on the parties unless made in writing and signed by the duly authorized representatives of the parties. This Agreement and its rights and obligations may not be assigned or transferred by any party without the prior written consent of the other parties. This Agreement shall be binding on the parties, their successors and assigns.

IN WITNESS WHEREOF, the parties have, by their duly authorized representatives, executed this Agreement as of the date shown below.

MCI:                                               UTS:
Matsushita Communication Industrial                UTStarcom, Inc.
Co., Ltd., acting through its
Communication System Division

BY:                                                BY:
   --------------------------------                   -------------------------
NAME:                                              NAME:
     ------------------------------                     -----------------------
TITLE:                                             TITLE:
      -----------------------------                      ----------------------
DATE:                                              DATE:
     ------------------------------                     -----------------------

PTSC:                                              PINTL:
Panasonic Telecommunication Systems                Panasonic Information and
Company, Division of Matsushita Electric           Networking Technologies
Corporation of America                             Laboratory, Laboratory of
                                                   Panasonic Technologies, Inc.

BY:                                                BY:
   --------------------------------                   -------------------------
NAME:                                              NAME:
     ------------------------------                     -----------------------
TITLE:                                             TITLE:
      -----------------------------                      ----------------------
DATE:                                              DATE:
     ------------------------------                     -----------------------

MCUSA:

Matsushita Communication Industrial
Corporation of America
acting through its Systems Department

BY:                                                BY:
   --------------------------------                   -------------------------
NAME:                                              NAME:
     ------------------------------                     -----------------------
TITLE:                                             TITLE:
      -----------------------------                      ----------------------
DATE:                                              DATE:
     ------------------------------                     -----------------------

                                  Attachment 1

                                   Definitions

1. "Information", to the extent disclosed by UTS, means information regarding UTS's capability to participate in the development of a next-generation PBX system, disclosed in accordance with Article 3. "Information", to the extent disclosed by any of the Matsushita Parties, means information regarding the marketing and functional requirements for a PBX system and any business plan, forecasts, customer information or similar information relating to PBX systems.

2. "Purpose" means the evaluation of UTS's capability to participate in the development of a next-generation PBX system.

3.    "Disclosure Period" means July 5, 1999 through October 4, 1999.

4. "Confidentiality Period" means a period of three years following the end of the Disclosure Period, during which the parties treat the Information in accordance with the terms and conditions of this Agreement.